UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 11, 2021

ALLOVIR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39409	83-1971007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

AlloVir, Inc.
1100 Winter Street 1100 Winter Street Waltham, Massachusetts 02451
(Address of principal executive offices, including zip code)

(617) 433-2605

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 Par Value	ALVR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 11, 2021, AlloVir, Inc. (the “Company”) issued a press release announcing preliminary data from the open-label portion of a Phase 2 study assessing the safety and efficacy of posoleucel (Viralym-M, ALVR105) for the prevention of clinically significant infections and end-organ disease from six potentially life-threatening viruses in high-risk patients following allogeneic hematopoietic cell transplantation. The Company presented the preliminary data at the 63rd American Society of Hematology Annual Meeting and hosted a virtual investor event on December 13, 2021. Copies of the press release and presentation are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Overview of the Multi-Virus Prevention Study Open-Label Preliminary Data

On December 11, 2021, the Company announced preliminary data from the open-label portion of its ongoing Phase 2 two part multicenter, randomized, double-blind, placebo-controlled study evaluating the efficacy and safety of posoleucel for the prevention of six viral infections – AdV, BKV, CMV, EBV, HHV-6 and JCV. The Phase 2 open-label portion of this study is enrolling 25 high-risk allo-HCT patients. Patients receive up to seven biweekly posoleucel infusions and are tested for viremia by polymerase chain reaction (PCR) on a weekly basis against all six viruses over a period of 14 weeks. Following this dosing period, patients receive follow-up through Week 26.

At the time of the data cut-off for this preliminary analysis, 23 high-risk allo-HCT patients received at least a single dose of posoleucel, including 13 patients who had completed through Week 14, one patient who discontinued the study and nine patients whose evaluation for the primary endpoint is ongoing. Of these patients, 14 (61%) received cells from haploidentical donors, six (26%) from mismatched unrelated donors, two (9%) from matched unrelated donors with T cell depletion or with lymphopenia, and one (4%) from umbilical cord blood.

In the preliminary analysis, high-risk allo-HCT patients receiving posoleucel experienced no end-organ disease and had rates of clinically significant viral infections substantially lower than the expected rate estimated through an analysis of peer-reviewed published data and electronic medical record reviews.

The primary study endpoint is the number of new onset clinically significant infections or end-organ disease through Week 14. Among the 23 patients who received at least a single dose of posoleucel, only three of 138 possible clinically significant infections from these six common and life-threatening viruses were observed up to 14 weeks. Three out of 23 patients experienced one clinically significant viral infection each. Specifically, two patients initiated preemptive CMV treatment with valganciclovir following withdrawal of letermovir, and one patient started rituximab for EBV in the setting of receiving high-dose steroids.

Repeat posoleucel dosing was generally well-tolerated, with no unanticipated safety signals. The observed rates and severity of graft versus host disease did not exceed those expected in this high-risk allo-HCT patient population. Two (9%) treatment-related serious adverse events were reported.

The Company plans to advance from the Phase 2 open-label study into a Phase 3 registrational trial in the first half of 2022, following FDA review of the final protocol.

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Company’s development and regulatory status of our product candidates, the planned conduct of its preclinical studies, and clinical trials and its prospects for success in those studies and trials, and its strategy, business plans and focus. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,”

“potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Form 8-K are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties, and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Form 8-K, including, without limitation, those related to the Company’s financial results, the timing for the initiation and successful completion of the Company’s clinical trials of its product candidates, whether and when, if at all, the Company’s product candidates will receive approval from the U.S. Food and Drug Administration, or FDA, or other foreign regulatory authorities, competition from other biopharmaceutical companies, the impact of the COVID-19 pandemic on the Company’s product development plans, supply chain, and business operations and other risks identified in the Company’s EC filings. the Company cautions investors not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this Form 8-K represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated December 11, 2021

99.2	Investor Presentation dated December 13, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AlloVir, Inc.

Date: December 13, 2021	By:	/s/ Edward Miller
Name: Edward Miller
Title: General Counsel